Fair Value Measurements (Tables)	12 Months Ended
Dec. 31, 2020
Fair Value Measurements
Schedule of carrying amount and fair value of long-term debt

As of December 31, 2020 and 2019, the Company’s carrying amount and fair value of long-term debt consisted of the following:

	As of December 31,
	2020		2019
	Carrying		Carrying
(in thousands)	Amount	Fair Value	Amount	Fair Value
Liabilities:
Term Loan G, net of discount	$2,337,169	$2,390,720	$2,703,805	$2,769,645
7.125% Notes, net of premium	—	—	1,570,327	1,544,976
5.750% Notes, net of discount	1,300,000	1,300,000	—	—
Senior PIK Note, net of discount	—	—	1,171,291	1,191,694
Senior Convertible PIK Notes, net of discount	970,506	970,506	—	—
Finance lease obligations	92	92	101	101
Total Liabilities	$4,607,767	$4,661,318	$5,445,524	$5,506,416